UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Lord Abbett Municipal Income Trust Lord Abbett Municipal Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Lord Abbett Municipal Funds Solicitation Script 10/11/07

LORD ABBETT MUNICIPAL FUNDS /TRUST

DRAFT SOLICITATION SCRIPT

MEETING DATE DECEMBER 7, 2007

(866-414-6352)

Greeting :

Hello, is Mr./Ms. ____________ available please?

Hi Mr./Ms. _____________, my name is ___________________ and I am calling on behalf of Lord Abbett Florida, Michigan, Minnesota, Texas, and Washington Tax Free Funds on a recorded line. Recently you were mailed proxy materials for the upcoming Special Meeting of Shareholders scheduled for December 7, 2007. Have you received this material?

If Received:

Your Board Members are asking you to consider the proposal(s) that affect your funds.

They have reviewed and approved these proposals and they recommend that you vote in favor of the proposal(s). For your convenience, would you like to vote now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is _____________________, a proxy voting specialist from Broadridge calling on behalf of the Lord Abbett Florida, Michigan, Minnesota, Texas, and Washington Tax Free Funds.

Today’s date is _______________ and the time is ____________ E.T.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?

(If Yes, proceed with voting process)

(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board Members have unanimously approved the proposal(s) as set forth in the material you received and recommends a favorable vote for this proposal(s).

Lord Abbett Municipal Funds Solicitation Script 10/11/07

How do you wish to vote your account/each of your accounts?

For Favorable Vote:

Mr./Ms. ________________I have recorded your vote as follows, for all of your Lord Abbett accounts you are voting in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable Vote:

Mr./Ms. _________________I have recorded your vote as follows, for all of your Lord Abbett accounts you are voting against the proposal as set forth in the proxy materials you received.

For Abstentions:

Mr./Ms. _________________I have recorded your vote as follows, for all of your Lord Abbett accounts you are abstaining on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes you may contact us by calling 866-414-6352.

Please be aware that your vote cannot be changed with us live by phone after 9:00 PM, December 4, 2007. However, you can also change your vote by touch-tone phone, by the internet, by mail or in person at the shareholder meeting. We must receive your vote on or before 9:00 AM on December 7, 2007, in order to count your vote. You may also revoke your proxy in the manner set forth in the proxy statement.

Lord Abbett Municipal Funds Solicitation Script 10/11/07

Thank you very much for your participation and have a great day/evening.

If Unsure of voting:

Would you like me to review the proposal(s) with you?  (Answer all the shareholders questions and ask them if they wish to vote over the phone. If they agree, return to authorized voting section)

If Not Received:

I can resend the materials to you. Do you have an email address this can be sent to?

(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) .

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after (record date)

I understand Mr./Ms. _____________, however you were a shareholder on the record date of September 14, 2007, and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Lord Abbett Municipal Funds Solicitation Script 10/11/07

ANSWERING MACHINE MESSAGE:

Hello, my name is _________________________ and I am a proxy voting specialist for Broadridge, calling on behalf of the Lord Abbett Florida, Michigan, Minnesota, Texas, and Washington Tax Free Funds.

You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on December 7, 2007. Your participation is very important. To vote over the telephone, call toll-free at 866-414-6352 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time. Your vote is very important and will take just a few moments.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the Broadridge Proxy Services Center for the Lord Abbett Florida, Michigan, Minnesota, Texas, and Washington Tax Free Funds. Our offices are now closed. Please call us back

Lord Abbett Municipal Funds Solicitation Script 10/11/07

during our normal business hours  which are, Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00 AM – 6:00 PM  Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the Lord Abbett Florida, Michigan, Minnesota, Texas, and Washington Tax Free Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the Lord Abbett Florida, Michigan, Minnesota, Texas, and Washington Tax Free Funds. The Shareholder meeting scheduled for December 7, 2007 was held successfully and all proposal(s) were passed favorably. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your account, please contact your Financial Advisor or call Lord Abbett at (mutual fund service center toll free number). Thank you for investing with Lord Abbett.